UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The

Securities Exchange Act of 1934

Date of Report: February 17, 2005

(Date of Earliest Event Reported: February 11, 2005)

MTC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49890	02-0593816
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4032 Linden Avenue, Dayton, Ohio	45432
(Address Of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 252-9199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and restates Item 9.01, Financial Statements and Exhibits, of the Current Report of MTC Technologies, Inc. (“MTC” or the “Registrant”) on Form 8-K filed with the Securities and Exchange Commission on February 17, 2005 to include the historical financial statements of Manufacturing Technology, Inc. (“MTI”) and the pro forma financial information required by Item 9.01 of Form 8-K with respect to MTC’s acquisition of MTI.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Audited financial statements of MTI for the years ended December 31, 2004 and 2003 and the related Independent Auditor’s Report thereon are included as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	PRO FORMA FINANCIAL INFORMATION.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of MTI are included as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) EXHIBITS.

2.1

Stock Purchase Agreement, dated as of December 27, 2004, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu (incorporated by reference to Exhibit 2.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17,

2005)*

2.2	Amendment to Stock Purchase Agreement, dated as of February 11, 2005, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu (incorporated by reference to Exhibit 2.2 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17, 2005)*

99.1	Press Release dated February 11, 2005 (incorporated by reference to Exhibit 99.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17, 2005)

99.2	Audited financial statements and supplemental information of Manufacturing Technology, Inc. for the years ended December 31, 2004 and 2003

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99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manufacturing Technology, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005

MTC TECHNOLOGIES, INC.

By:	/s/ Michael Gearhardt
Michael Gearhardt
Chief Financial Officer

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EXHIBIT INDEX

EXHIBITS.

2.1	Stock Purchase Agreement, dated as of December 27, 2004, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu (incorporated by reference to Exhibit 2.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17, 2005)*

2.2	Amendment to Stock Purchase Agreement, dated as of February 11, 2005, by and among MTC Technologies, Inc., a Delaware corporation, MTC Technologies, Inc. (formerly known as Modern Technologies Corp.), an Ohio corporation, and Dr. Paul Hsu and Majes Hsu (incorporated by reference to Exhibit 2.2 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17, 2005)*

99.1	Press Release dated February 11, 2005 (incorporated by reference to Exhibit 99.1 to MTC Technologies, Inc.’s Current Report on Form 8-K (Commission No. 000-49890), filed on February 17, 2005)

99.2	Audited financial statements and supplemental information of Manufacturing Technology, Inc. for the years ended December 31, 2004 and 2003

99.3	The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004, the Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2004, and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of Manufacturing Technology, Inc.

*	Pursuant to Item 601(b)(2) of Regulation S-K, MTC Technologies, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

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